DEBT	12 Months Ended
Dec. 31, 2025
DEBT
DEBT

9.DEBT

The short-term and long-term debt as of December 31, 2024 and 2025 were as follows:

	As of December 31,
	2024	2025
Short-term debt and current portion of long-term debt:
Long-term bank borrowings, current portion	791	371
Short-term bank borrowings	38	1,400
Convertible senior notes, current portion	—	3,514
FF&E liability, current portion	51	52
Total	880	5,337

Long-term debt:
Long-term bank borrowings, non-current portion	730	268
Convertible senior notes, non-current portion	3,594	—
FF&E liability, non-current portion	209	198
Others	13	13
Total	4,546	479

Bank borrowings

In August 2022, the Group entered into a 3-year long-term facility of EUR220 million and RMB-equivalent of EUR110 million term facility, and EUR70 million revolving credit facility agreement with several banks. As of December 31, 2024, the outstanding loan amount was RMB equivalent of EUR99 million in long-term bank borrowings, current portion. This amount was fully repaid by December 31, 2025.

In March 2024, the Group entered into a five-year syndicated loan contract with facility amount of RMB400 expiring in March 2029. As of December 31, 2024 and December 31, 2025, buildings with a net book value of RMB510 and RMB478, respectively, and land use rights with a net book value of RMB69 and RMB67, respectively, were pledged as collateral for the loan. The loan was intended for the operation of headquarters buildings and refinancing existing obligations. The interest rate reset every year, and was based on the People’s Bank of China one-year benchmark LPR minus 55 basis points on the pricing date. There are some financial covenants including revenue and profit related to this facility. The Group was fully in compliance with the covenants for the year ended December 31, 2024 and 2025. In 2024, the Group had drawn down RMB340 under the facility agreement and repaid RMB15. In 2025, the Group repaid RMB40. As of December 31, 2024 and 2025, the outstanding loan amount was RMB325 and RMB285, respectively. As of December 31, 2024 and 2025, the interest rates of borrowings drawn under this agreement were 2.90% and 2.55%, respectively.

In July 2025, the Group entered into a one-year loan facility of up to RMB2,000 or its equivalent in other currencies. The Group had drawn down RMB1,400 under this agreement and the interest rate was fixed at 1.8% per annum. As of December 31, 2025, the outstanding loan amount was RMB1,400 and total bank deposits of RMB1,406 in short-term investments were pledged as collateral.

In November 2025, the Group entered into a term loan and revolving credit facility agreement of up to US$300 million (or its RMB equivalent) with several banks. The term loan and revolving credit facility is available for 12 months after the utilization date and is expected to be extended to 36 months, subject to satisfaction of certain conditions. There are some financial covenants including interest cover, leverage and book equity related to this facility. As of December 31, 2025, the Group did not draw down the loan. In March 2026, the Group drew down RMB-equivalent of US$180 million.

In the fourth quarter of 2025, the Group entered into two uncommitted one-year revolving loan facility agreements respectively of up to US$100 million (or the RMB equivalent) and up to US$50 million (or the equivalent in RMB or EUR or HKD). The revolving credit facilities were available for 12 months after the utilization date and was expected to be extended to 36 months, subject to satisfaction of certain conditions. As of December 31, 2025, the Group did not draw down any of the facilities. In March 2026, the Group drew down RMB833.

Convertible Senior Notes due 2026

In May 2020, the Company issued US$500 million Convertible Senior Notes (the “2026 Notes”). The 2026 Notes will mature on May 1, 2026 and bear interest at a rate of 3.00% per annum, payable in arrears semi-annually on May 1 and November 1 of each year, beginning on November 1, 2020. In 2020, proceeds to the Company were RMB3,499 (equivalently US$493 million), net of issuance costs of RMB49 (equivalently US$7 million).

Holders of the 2026 Notes have the option to convert their Notes at any time prior to the close of business on the second business day immediately preceding the maturity date. The 2026 Notes can be converted into the Company’s ADSs at an initial conversion rate of 23.971 of the Company’s ADSs per US$1,000 principal amount of the 2026 Notes (equivalent to an initial conversion price of US$41.72 per ADS).

The holders may require the Company to repurchase all or portion of the 2026 Notes for cash on May 1, 2024, or in the event of certain fundamental changes, at a repurchase price equal to 100% of the principal amount, plus accrued and unpaid interest. As of December 31, 2024, the Group classified the 2026 Notes as long-term debt as the put option had expired. As of December 31, 2025, the Group reclassified the 2026 Notes as short-term debt as the 2026 Notes will mature on May 1, 2026.

Debt Maturities

The contractual maturities of the Group’s debt as of December 31, 2025 were as follows:

Year Ending December 31,	Principal Amounts
2026	5,337
2027	183
2028	159
2029	42
2030	28
Thereafter	67
Total	5,816